UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2015

ENVIVIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35205	94-3353255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

535 Mission Street, 27th Floor San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(650) 243-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) was held on August 4, 2015. At the Annual Meeting, the following proposals were voted upon and approved:

Proposal 1: To elect two Class III directors to serve until the 2018 Annual Meeting of Stockholders or until their successors are elected and qualified.

Directors	For	Withheld
Marcel Gani	16,416,010	4,756,560
Terry D. Kramer	16,415,890	4,756,680

There were 3,899,073 shares represented by broker non-votes.

Proposal 2: To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2016.

For	Against	Abstain	Broker Non-Votes
24,401,666	108,058	561,919	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2015

ENVIVIO, INC.

By	/s/ Julien Signès
Julien Signès President, Chief Executive Officer and Director